UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2020

SCOUTCAM INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-188920	847-4257143
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park

P.O. Box 3030, Omer, Israel 8496500

(Address of principal executive offices) (Zip Code)

Tel: +972 72 260-2200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Accounting Firm

On May 24, 2020, the board of directors of ScoutCam Inc. (the “Company”) approved the dismissal of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, (“PwC Israel”) as its independent registered public accounting firm. PwC Israel had served as the Company’s independent registered public accounting firm beginning in 2019.

The audit reports of PwC Israel on the Company’s financial statements for the fiscal year ended 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended 2019, and through May 24, 2020, the date of PwC Israel’s dismissal, there were no disagreements with PwC Israel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC Israel, would have caused PwC Israel to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the timeframe since PwC Israel commenced auditing the Company’s financial statements and through May 24, 2020.

The Company delivered a copy of this Item 4.01 to PwC Israel on May 27, 2020 and requested a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree. PwC Israel responded with a letter dated May 27, 2020, a copy of which is annexed hereto as Exhibit 16.1 stating that PwC Israel agrees with the statements set forth above.

(b) Appointment of New Independent Registered Accounting Firm

On May 24, 2020, the board of directors of the Company appointed of Brightman Almagor Zohar & Co., a firm in the Deloitte global network (“Deloitte Israel”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2020. During the fiscal years ended December 31, 2019 and 2018, and through May 23, 2020, neither the Company, nor anyone on its behalf, consulted Deloitte Israel regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us that Deloitte Israel concluded was an important factor considered by us in reaching our decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, an independent registered public accounting firm, dated May 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOUTCAM INC.

	By:	/s/ Tanya Yosef
	Name:	Tanya Yosef
	Title:	Chief Financial Officer

Date: May 27, 2020